THERALINK®

Precision Medicine for Life®

OncBioMune d/b/a Theralink Technologies (OTC: OBMP)

Investor Presentation



Enabling Physicians to make Personalized Treatment Recommendations for Cancer Patients

Disclaimers

Forward Looking Statements: Certain information contained in this presentation includes forward-looking statements. The statements herein that are not historical reflect our current expectations and projections about the Company's future results, performance, liquidity, financial condition, prospects and opportunities and are based upon information currently available to the Company and their management and their interpretation of what are believed to be significant factors affecting our business, including many assumptions regarding future events. Such forward-looking statements include statements regarding, among other things, (i) our projected sales and profitability; (ii) our growth strategies; (iii) anticipated trends in our industry; (iv) our future financing plans; and (v) our anticipated needs for working capital. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend," or "project" or the negative of these words or other variations on these words or comparable terminology. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, these forward-looking statements as a result of various risks, uncertainties and other factors, including the ability to raise sufficient capital to continue the Company's operations. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under "Risk Factors" in this Memorandum. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this presentation will in fact occur. Recipients should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. Recipients should not make an investment decision based solely on the Company's projections, estimates or expectations.

Not an Offer of Securities: The information provided in this presentation is for informational purposes only and is not intended to be, nor should it be considered to be, an advertisement or an offer or a solicitation of an offer to buy or sell any securities. The information herein, or upon which opinions have been based, has been obtained from sources believed to be reliable, but no representations, expressed or implied, or guarantees, can be made as to their accuracy, timeliness or completeness. All opinions and information set forth herein are subject to change without notice. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty is made regarding future performance. Before entering into any transaction, you should take steps to ensure that you understand and have made an independent assessment of the appropriateness of the transaction in light of your own objectives and circumstances, including the possible risks and benefits of entering into such transaction. You should also consider making such independent investigations by discussing the transaction with your professional tax, legal, accounting, and other advisors.

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Topics

Theralink® Technologies Overview

RPPA Technology	RPPA technology measures activated proteins, which are the primary targets of many FDA-approved therapies and investigational drugs.
Unique Intellectual Property	Theralink is the **only** Company with patented, proteomic, data-generating RPPA technology. A robust patent portfolio, consisting of 7 licensed patents, helps to ensure a viable pipeline of business.
CAP/CLIA Certified Lab Facility	Launched the laboratory in Golden, CO. In the process of obtaining CAP/CLIA certification, commenced the reimbursement initiative, expected to begin full scale sales and marketing in Q4 2020.
Large Market, Targeted Launch	In 2020, an estimated 276,480 new cases of invasive breast cancer are expected to be diagnosed in women in the U.S. along with 48,583 new cases of non-invasive (in situ) breast cancer.[1]

What does Theralink's Technologies Have in Common with the Following 20 Domestic and International Institutions that are Utilizing our RPPA Technology in their Basic Research?

Proven Technology

- 7 Commercial Licensed Patents
- 1000+ RPPA Publications
- RPPA Inventors are our Advisors

United States

George Mason University
National Cancer Institute
MD Anderson Cancer Center
Memorial Sloan Kettering Cancer Ctr.
Baylor University
University of Kentucky
University of Nebraska

Europe

Royal College of Surgeons, Ireland
German Cancer Research Center
Institute Nazionale dei Tumori, Milan
University of Nottingham
Institute Curie
University of Oslo
Semmelweis University

Asia Pacific

National Cancer Ctr. Research Inst, Tokyo
University of Melbourne
Guangdong Provincial Academy
National University Hospital, Singapore
Universidad Atonoma de Madrid
University of Edinburgh

Theralink is the Only Company that has the Patented Rights to Provide RPPA technology Commercially.

What Makes Theralink Technologies Unique?

Theralink Technologies is the only Company that combines **laser capture microdissection** with ***patented*** **data-generating RPPA technology** to quantify active protein signaling in the cell using minimal sample input.

DNA → RNA → Protein → (Activation) → Protein (P)

Genomics | Transcriptomics | Proteomics | *Phospho*proteomics



Manual







THERALINK®
Precision Medicine for Life®

Theralink's Reverse Phase Protein Array (RPPA) Technology

Beyond Genomics…Changing the Paradigm in Cancer Treatment

- **Developed by** the founding scientists at the world-renowned Center for Applied Proteomics and Molecular Medicine at George Mason University.
- Theralink's RPPA technology **can measure the abundance and activation of cell surface receptor proteins and their downstream signaling pathways.** These biomolecules serve as the drug targets for most FDA-approved and investigational target therapies for cancer.
- Theralink Technologies empower:
  - **Biopharma** companies to reduce drug failures, reduce development costs, and increase efficacy saving time and money.
  - **Oncologists** to identify appropriate treatment options and guide therapies for patients.
  - **Patients** to receive individualized treatment and reduce the risk of taking ineffective and potentially toxic drugs.
  - **Insurers** to reduce the cost of ineffective therapies and encourage savings for effective ones.

The Current State of Cancer

- Cancer is heterogeneous and each patient's cancer is UNIQUE.
- Cancer is a disease of abnormal protein signaling, and many therapeutic drugs target these aberrant proteins.
- Theralink assesses which proteins are likely driving a patient's cancer.
- Not all drugs work for all patients.
  - Tamoxifen will not be effective for 10,000-15,000 breast cancer patients each year[1]. Theralink can tell immediately whether the patient should be placed on Tamoxifen, but also highlight alternatives.
- Theralink assays target the right drug for the right patient at the right time.



Diagnose
Treat
Monitor
Relapse
Test

[1] Ali, S. et al, Bioinformation 12(3): 135-139 (2016)

The Power of Phosphoproteomics


DNA
RNA
Protein
Activation
Protein
P

Genomics/Transcriptomics

The "Instructions"

- Information is not directly actionable as drugs target proteins, not genes or transcripts
- Transcript (RNA) levels do not correlate with the levels of expressed and active protein
- Leads to indirect prediction of disease cause or therapeutic response to a drug
- 4.9% of patients with cancer are estimated to benefit from genome-targeted therapy in 2018[1]

Proteomics/Phosphoproteomics

The "Working Machinery"

- Information is directly actionable as drugs target proteins
- Activated proteins can be directly identified using the RPPA technology
- Leads to direct and more reliable predictions of disease cause and therapeutic response
- Oncologists who have used the Theralink assay estimate that the majority of their cancer patients had the potential to benefit from the assay.

[1]Marquart J, Chen EY, Prasad V. Estimation of the Percentage of US Patients With Cancer Who Benefit From Genome-Driven Oncology. *JAMA Oncol.* 2018;4(8):1093–1098.

The Value of RPPA

For Drug Companies

Accelerate drug discovery and development

For Patients

Advanced therapy selection for potential improvements in therapeutic response

Theralink is the next level of Precision Medicine

Market Size

Number of Clinical Trials

U.S. Market Analysis (TAM, SAM, SOM) [1,2]



TAM: Worldwide
281,952
SAM: US Only
98,745
SOM: Cancer
18,719

Incidence of Cancer (U.S.)



1,600,000
TAM: US
250,000
SAM:US breast cancer (women)
175,000
SOM: Potentially 175,000+ of these breast cancer cases are candidates for the Theralink® assay

- Theralink® could potentially improve the management of over 800,000 [4] cancer patients in the US alone after planned expansion to pancreatic cancer, colorectal cancer and non-small cell lung cancer, etc.
- Theralink® can potentially provide recommendations for the 37 kinase inhibitors already approved and the 150+ additional kinase targeting drugs already in clinical trials.

[1-4] "Cancer Facts and Figures 2017", American Cancer Society, page 1 estimated cases in the US 1,688,780; noting that about 600,920 Americans are expected to die of cancer in 2017; so the estimate assumes that ~50% are in some form of treatment and/or palliative care.
[5] Bhullar KS et al., *Mol. Cancer.* 2018. 17;48

THERALINK®
Precision Medicine for Life®

Commercial Opportunity: Precision Medicine

Area	Opportunities	Total Market
Biopharma Clinical Trial (near-term)	• Match patients to trial • Improve effectiveness & reduce costs • Increase success of drug approvals	**$1 Billion**
Oncologist Drug Selection (near-term)	• Treatment selection with Theralink Assay • More accurately predict response • Eliminate trial-and-error approach • e.g. Tamoxifen Response Predictor Assay	**$2 Billion**
Clinical Monitoring (mid-term)	• Treatment Decision for subsequent therapies	**$6 Billion**

Initial Commercialization Strategy: 2 Silos

Theralink Business Markets

Biopharma Services

- Drug Development
- Companion Diagnostics (CDx) Development

Precision Oncology/ Clinical Testing

- Theralink Clinical Assay
- CAP/CLIA Lab

Initial Commercialization Strategy: Silo 1

Biopharma Services

Helping drug companies accelerate discovery and development of novel cancer treatments


Tumor

Biopharma R&D: Our Core Technology Works Across Continuum



Lead ID
Lead Development
Lead Optimization
IND
Phase I
Phase II
Phase III
Screening
Therapy Selection
Therapy Monitoring
Recurrence Detection
Discovery
Clinical Trials
Patient Care

- Provides Biopharma companies in the preclinical stage the ability to optimize their lead drug candidates
- Provides Biopharma companies in the clinical stage the ability to stratify patients and develop CDx
- Provides on label, marketed CDx (includes FDA approval) for therapy selection.
- Real time monitoring for drug resistance.

Theralink: Biopharma LCM/RPPA Workflow


TUMOR CELLS
TUMOR CELLS

Heterogenous

LCM →



Tumor cells

RPPA →



Proteins measured



Sample Prep
•Tissue

→



Laser Capture Microdissection

→



Reverse Phase Protein Array

→



Antibody Probe and Staining

→



Informatics Report

Initial Commercialization Strategy: Silo 2

Precision Oncology/ Clinical Testing

Providing actionable information on activity of key drug targets in oncology


Tumor

Precision Oncology Care: Theralink Clinical Assay

- Theralink measures the presence and *activation status* of the drug targets.
  - While genomic analysis can reveal gene mutations, it can not directly measure the abundance of activated protein.
- The drug will only work if the drug target is actively driving disease.
- The Theralink assay identifies actionable proteins (drug targets) that can be targeted by FDA-approved or investigational therapeutics.



Nolvadex®
Fareston®
Faslodex®
Tykerb®
Nerlynx®
Herceptin®
Perjeta®
Ramucirumab
Lucitanib
Dovitinib
ER
EGFR
HER2
HER3
FGFR
PDGFR
VEGFR2
Src
P
Cell Membrane
Signal Transduction Pathway Activation
JAK2
AKT
MEK1/2
???
STAT3
mTOR
ERK1/2
???
rpS6
4E-BP1
Afinitor®
Nuclear Membrane
Gene Transcription
mRNA Translation
Protein Synthesis
Cell Growth
E2F
Transition to S phase
Rb
Cdk 4/6
Rb E2F
FoxM1
Leads to Mitosis
Cdk 1/2
Dinaciclib
FoxM1
Ibrance®
Kisqali®
Verzenio®
G1 S G2 M
Cell Cycle
For illustrative purposes only
Created March 2019
Therapeutics approved by the FDA listed in red
Therapeutics in ongoing clinical trials listed in blue

THERALINK®
Precision Medicine for Life®

Theralink: Clinical Assay Workflow



DAY 1
DAY 2
DAY 3
STEP 4 - THERALINK LAB
10 day TAT begins
Histology QC for tumor percentage on slides
Laser Capture Microdissection of slides
Tissue lysis and protein extraction
Print lysates onto RPPA
DAY 7
DAY 6
DAY 5
DAY 4
STEP 5 - REPORT
STEP 4 - THERALINK LAB
Report created
Confirmation of receipt
Data sent for report creation
Data generated via algorithm
Measure protein signal
Antibody stain for proteins of interest
DAY 8
DAY 9
DAY 10
STEP 6 - THERALINK LAB
THERALINK
Theralink receives report
Medical Director signs report
Report sent to ordering oncologist
Documents sent to revenue cycle for billing

Companion Diagnostics to Advance Precision Oncology

CDx is a Core Component of Both Business Markets

- A Companion Diagnostic (CDx) is a test that must be ordered by a physician/oncologist prior to the doctor prescribing the associated drug or targeted therapy.
- FDA expects contemporaneous regulatory approval of the CDx and therapeutic product[1]
- Theralink can partner with biopharma companies to develop Companion Technologies for their FDA-approved and investigational drugs using our RPPA technology.
- Similarly, Theralink's RPPA technology can be utilized to monitor the proteomic response to the associated drug.
- Our RPPA technology is highly relevant for oncology therapy today by improving:
  - Targeted therapy and immunotherapy drug selection.
  - Optimization of combination therapy selection.
  - Substantial revenue for each CDx development and additional revenues from patient usage.

THERALINK® Precision Medicine for Life®

Reference:
[1] Webinar slides - Draft Guidance on "Principles for Co-development of an In-vitro Companion Diagnostic Device with a Therapeutic Product" FDA 8-18-16

Benefits of Theralink

For Biopharma Companies
- Reduce clinical trial failure rates and cost.
- Increase efficacy rates that can support premium pricing.

For Oncologists
- Identifies treatment options.
- Guides therapies for patients who develop resistance to treatment.

For Patients
- Receive individualized therapy.
- Reduce exposure to ineffective, potentially toxic and costly treatment.
- Decreases the emotional burden of the cancer diagnosis.

For Insurers
- Reduces cost of ineffective therapies.
- Enables channeling of savings to funding of effective therapies.

Robust and Growing IP and Patent Portfolio

Patent Title	Patent Number	Expiration Date	Description
mTOR Pathway Theralink	8,628,931 BI	**1/31/2031**	Claims on all use of proteomic methods to identify activation of mTOR pathway, known to be associated with therapy-resistant tumors.
Phosphorylated c-erbB2 As a Superior Predictive for Cancer Dx / Tx	9,086,414 B2	**3/3/2032**	Claims on methods of use for c-erB2 to better guide anti-Her2 therapies in cancer. *Notification of Allowance*
Methods for Detecting and Controlling Cancer	8,834,873 B2	**12/15/2028**	Methods for determining appropriate treatment for patients with colorectal cancer that has metastasized to liver or lung.
Combinatorial Therapy for Protein Signaling Diseases	8,168,568 B1 8,835,360 B1	**3/10/2024**	Claims on the use of all proteomic methods to measure signal transduction to identify therapeutic combinations for all diseases.
Tissue Preservation and Fixation Method	8,460,859 B2 9,029,076 B2	**7/20/2029** **10/26/2027**	Composition of matter patent on biomarker preservation reagent.

Competitive Landscape: Only Complete Proteomics Company

Feature	End User	THERALINK® Precision Medicine for Life®
Drug Target Activation Mapping	Biopharma	+
Activated Phosphoprotein Biomarkers	Biopharma + Oncologists	+
Quantitative Protein Biomarkers	Biopharma + Oncologists	+
Qualitative Proteomic Markers	Biopharma + Oncologists	+

Growth Strategy

Biopharma Alliances:

- Service and Leverage Current Clients
- Sales Pipeline with numerous Global Biopharma Prospects
- Recently hired Experienced Senior Director, Biopharma Commercial Operations.

Continually pursue Companion Diagnostics with biopharmaceutical partners.

CAP/CLIA certified proteomics laboratory in Golden, Colorado.

- Expect to receive CLIA certification in Q4 2020 to begin clinical sales.

Precision Oncology and Clinical Testing:

- Engage with the Oncology Clients
- Theralink Breast Cancer assay brand through clinical trials and physician validation leading to full marketing and distribution to oncologists and potential lab expansion.

Growth Strategy (cont'd)

- **Develop and deploy** an informational marketing campaign coupled with increased funding to inform pharmaceutical companies, laboratory service providers, insurers, and clinicians/oncologists and their patients of the value that the Theralink assays might offer to their clinical outcomes.

- **Utilize** key opinion leaders such as Dr. Joyce O'Shaughnessy at Texas Oncology/Baylor and Dr. Brian Leyland-Jones.

- **Expand** to additional cancers such as gynecologic, pancreatic, lung, liver, prostate, gastric, colorectal, among others through R&D and bring those assays to market.

What EXPERTS Say About The Theralink Assay

"The Theralink assay allows me to understand which protein biomarkers and signaling pathways are active and driving my patients metastatic breast cancer growth. Proteomic information can be instrumental in helping guide therapy choices for my patients."
– Joyce O'Shaughnessy, MD
Texas Oncology

"We use the Theralink assay on every possible occasion, in combination with targeted sequencing, to guide the choice of matched targeted therapies. The assay is extremely beneficial to our patients, in terms of adding proteomic expression data, over and above DNA sequencing." ***– Brian Leyland-Jones BSc (Hons), MB BS, PhD, FACP, FCRCP***

"The real time information gathered by the oncologist through the use of the Theralink assay and the VieCure smart eMR has the potential to both increase the frequency of actionable findings as well as help physicians make better and more rationalized treatment decisions that can improve treatment outcomes and reduce side effects by foregoing ineffective therapies." ***– Dr. Fred Ashbury, Chief Scientific Officer at VieCure***

Experienced Leadership: Corporate

Jeffrey Busch, Esq., Chairman

- Co-founder, Chairman and CEO of Global Medical REIT, Inc. (GMRE), a NYSE listed public company.
- Industry leader in building and sustaining medical companies worldwide.
- Mr. Busch was appointed by two US Presidents to serve in their Administrations.
- Mr. Busch has successfully run numerous companies including in the medical service field.

Mick Ruxin, M.D., President & CEO

- Previously, Chairman, CEO and Founder of Global Med Technologies, Inc. where he grew it from a technical concept with medical fundamentals to an international public corporation.
- Within Global Med:
  - Founder of PeopleMed, Inc..
  - Conceived and executed the acquisition and financing of Inlog, a French medical software company serving the EU and held the position of Directeur General and was responsible for European operations.
  - Acquired eDonor, serving domestic and international blood centers.
  - Successfully led Global Med to the first-ranked position in quality of product and customer service against billion-dollar medical software companies.
- Successful acquisition of Global Med by Haemonetics Corp. (NYSE: HAE)

Andrew "Al" Kucharchuk, Acting CFO

- Senior financial professional with extensive experience in Corporate Finance, Strategic Partnerships and Venture Capital. He has a proven ability to increase the overall financial health of a company by reducing costs, improving internal controls and overall efficiency management. Al is proficient in tax and regulatory compliance, budgeting and forecasting, internal controls, auditing, corporate strategy, SEC filings, financial analysis, and equity and debt financings.
- Over the past 13 years, Mr. Kucharchuk has held various positions at OncBioMune--specifically CEO, President and CFO. He has directed all business efforts, oversaw all financial and administrative processes, managed all government relationships and was responsible for an international acquisition.
- Bachelor's degree from Louisiana State University and his MBA with a finance concentration from Tulane University.

Experienced Leadership: Commercialization

Trevor McCartney

Senior Director of Business Development

- 20+ years of cancer leadership experience working in the field of enabling technologies for cancer care
- Various capacities with Elekta Inc., a global provider of medical devices for the treatment of cancer and brain disorders, culminating in his appointment as Senior Director of Elekta Canada. In this role, he was responsible for all Elekta's Business Development in Canada.
- SVP of Sales and Marketing at OpTx Corporation, a company that created the world's first oncology-specific electronic medical record and decision support system. He helped develop the company into an international healthcare services and technology company before facilitating its eventual sale to Varian Medical Systems, itself a leading supplier of medical devices for radiation therapy in the oncology community.

Kris Weinberg

Director Oncology Commercial Markets

- 20 years experience in early commercial management of cancer molecular diagnostic tools, specializing in assay launch, sales infrastructure, physician adoption and reimbursement.
- Head of commercial lead for TGen's CLIA NGS laboratory, launched first-in-class WES/WTS assay to oncologists nationally.
- Commercial lead for Natera's oncology franchise, built the Signatera platform from concept to launch.
- Launched Guardant Health's sales effort to physicians, managing test adoption at hyper-growth while building a winning, ethical sales culture.
- Member of Genomic Health's inaugural sales team for industry-defining product launch.

Michael Fanelli

Senior Director Biopharma Commercial Markets

- Metabolon (World Leading Metabolomics CRO, Business Development Executive)
- Drove revenue (beyond objectives) via business development efforts for strategic accounts (Large Pharma), helping them leverage key biomarkers to bring therapeutics to market.
- NanoString Technologies, Inc. (Oncology Tools Provider, Director of Sales – US West)
- Led results driven scientific sales and support team (13 - Professionals) focused on driving revenue in the research and translational oncology space.
- Bio-Rad Laboratories (Life Science Research Tools Provider, Regional Manager)
- Built a high functioning sales and support team of 9 professionals.
- Top performing academic region during 4-year tenure, Manager of the Year (2016)

Scientific & Pathology Advisors

Dr. Emanuel F. Petricoin

Founder RPPA

- Co-Director of the Center for Applied Proteomics and Molecular Medicine (CAPMM) at George Mason University since 2005.
- Co-founder of 4 life science companies, co-authored nearly 400 publications, co-inventor on 40 filed and published patents.
- Numerous awards including:
  - The NIH Director's Award
  - FDA Distinguished Scientist Award
  - 2015 Innovator of the Year Award
  - GAP50 Top Virginia Entrepreneurs
  - The Harvard University Leading Edge Award

Dr. Lance Liotta, M.D. Ph.D.

Founder RPPA

- Co-Director and Co-Founder of the Center for Applied Proteomics and Molecular Medicine (CAPMM) at George Mason University since 2005.
- Previously served as Chief of the Laboratory of Pathology, NCI, Deputy Director of NIH, Co-Director of the NCI/FDA Clinical Proteomics Program, and Director of the Anatomic Pathology Residency Program.
- Over 100 issued or allowed patents, more than 700 publications, and recipient of the Surgeon General's Medallion Award

2020 Milestones

- CLIA Certification for Lab in Q4 2020
- Planning 4 Cancer Center and Channel Partner Accounts
- Planning 5 Biopharma Contracts
- Roll out of Theralink's Clinical Registry Trial for Reimbursement
- Begin receiving patient tumor samples from Oncologists

Investment Highlights

Valuable IP portfolio (7 patents)	• Only Company with the commercial rights and licenses to this patented, proteomic, data-generating RPPA technology.
Innovative platform technology that can be leveraged for many large market cancer indications	• Focused initially on breast cancer • Through R&D the technology will be targeted to other cancer indications
Clear path to commercialization	• Big pharma and institutions previously utilized this technology • Re-engage in partnership discussions with large biopharma and precision medicine institutions for oncology • CLIA certified proteomics laboratory to commence clinical sales as early as Q4 2020
Experienced management team with an excellent track record	• Medical company and oncology experience as well as public company leadership • Strategic investment from the Comprehensive Cancer Centers of Nevada's Oncologists

Theralink Technologies
15000 West 6th Ave,
Suite 400
Golden, CO 80401
https://theralink.com/

Investor Contact:
Valter Pinto / Allison Soss
KCSA Strategic Communications
Phone: (212) 896-1254
Email: investors@theralink.com

THERALINK®
Precision Medicine for Life®